Exhibit 99.1

grant thornton llp 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660 D +1 949 553 1600 F +1 949 553 0168

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Valley Strong Credit Union, VStrong Auto Receivables Trust 2023-A and Citigroup Global Markets, Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of Valley Strong Credit Union’s (the “Company”) automobile receivables as of July 31, 2023 (the “Subject Matter”) related to VStrong Auto Receivables Trust 2023-A’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Citigroup Global Markets, Inc. (“Citigroup” and together with the Issuer and the Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i)	differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.
(ii)	differences in the “Origination Date” characteristic that are less than or equal to 30 days were deemed to be in agreement.
(iii)	differences in the “Vehicle Make Name” and “Vehicle Model Name” characteristics that were due to spelling or punctuation were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

●	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

●	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
●	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Loan Agreement, Title Certificate, Contract, Credit Application, Credit Bureau Report, and Agreement to Provide Insurance (collectively, the “Credit File”).

Due diligence agreed-upon procedures

A. Data File Agreed Upon Procedures

On August 16, 2023, Citigroup, on behalf of the Company, provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the automobile receivables (the "Initial Automobile Receivables") included in the Securitization Transaction. On September 12, 2023, Citigroup, on behalf of the Company, provided us with an updated computer readable data file (the “Updated Data File”, and together with the Initial Data File, the “Data File”) containing certain characteristics of the automobile receivables (the "Additional Automobile Receivables" and together with the Initial Automobile Receivables, the “Automobile Receivables”) included in the transaction. We performed the procedures indicated below on the Automobile Receivables.

Grant Thornton selected, on a random basis, 125 Initial Automobile Receivables and 25 Additional Automobile Receivables for a total of 150 Automobile Receivables (the “Sample Receivables”). The Company provided to us information pertaining to those receivables in the Data File. For each of the Sample Receivables, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the "Source Documents").

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Application number	Credit File
2	Vehicle identification number (VIN)	Credit File
3	Origination date	Credit File
4	Monthly P&I payment	Credit File
5	Original amount financed	Credit File
6	Original term to maturity	Credit File
7	Annual percentage rate (APR)	Credit File
8	Model type (new/used)	Credit File

	Characteristic	Source Document
9	Vehicle model year	Credit File
10	Vehicle make	Credit File
11	Vehicle model (excluding trim or engine type)	Credit File
12	Borrower state (current)	Credit File
13	Bureau score	Credit Bureau Report
14	Remaining Term in Months	Recomputed
15	Custom Score	Credit File

For Characteristic 13, “Bureau Score”, we were instructed by the Company that for those Sample Receivables that had more than one borrower, to compare the Bureau Score in the Data File to the average Bureau Score of the borrower and co-borrower in the Source Documents. If such average Bureau Score is not a whole number, we were instructed to round the value down to the nearest integer.

For Characteristic 14, “Remaining Term in Months”, we were instructed by the Company to subtract the Contract Term in Months from payments made.

For Characteristics 1 through 12 and 15, we compared and agreed the information in the Data File to the Source Documents. For Characteristics 13 and 14, we compared and agreed, or recomputed and agreed, as applicable, the information in the Data File to the Source Documents.

We noted no discrepancies between the Data File and the Source Documents.

B. Documentation Agreed Upon Procedures

For each of the Sample Receivables, Grant Thornton observed the existence of the following documentation:

-	a Title Certificate or Application for Title;
-	the security interest of the Company or Valley Strong Credit Union is indicated on a Title Certificate;
-	a Credit Application;
-	a Credit Report for the borrower and co-borrower (if applicable);
-	a Truth-in-Lending Disclosure Statement;
-	and the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

●	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
●	Addressing the value of collateral securing any such assets being securitized;
●	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
●	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;
●	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;
●	Forming any conclusions; and
●	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

Newport Beach, California

September 21, 2023